EXHIBIT 99.1



                                                 GSAMP 2003-AC              16:16 MONDAY, OCTOBER 13, 2003   1
                                            PORTFOLIO SUMMARY REPORT
                                        PREPARED BY GOLDMAN, SACHS & CO.

--------------------------------------------------------------------------------------------------------------
PG   POOL CLASSIFICATION               LOANS      10/1 SCHED BALANCE      CURR WAC      ORIG WAM      10/1 WAM
--------------------------------------------------------------------------------------------------------------
0001 FNMA                                644         $107,632,585.68          7.46          355            352
352
--------------------------------------------------------------------------------------------------------------
*** TOTALS ***                           644         $107,632,585.68
--------------------------------------------------------------------------------------------------------------






Disclaimer:
Copyright (C) 2001 by Goldman, Sachs & Co.
This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.
This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk. Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

PROJECT:              GSAMP 2003-AC                                                            OCTOBER 13, 2003  16:16  PAGE 0001
GROUP                 FNMA

 -------------------------------------------------------------------------------------------------------------
|                                                                                                             |
| LOANS|10/1 SCHED BALANCE| CURR WAC| ORIG WAM|10/1 WAM|1ST CAP|PER CAP|MAXRATE|10/1 MT|MARGIN|   OLTV|   FICO|
|------|------------------|---------|---------|--------|-------|-------|-------|-------|------|-------|-------|
|   644|   $107,632,585.68|     7.46|      355|     352|   1.50|   1.50|  14.44|     30|  6.11|   82.6|    630|
|------|------------------|---------|---------|--------|-------|-------|-------|-------|------|-------|-------|

 --------------------------------------------------------------------------------------------
|                                                                                            |
|CURRENT RATE            |10/1 SCHED BALANCE       |ORIG TERM           |10/1 REM TERM       |
|------------------------|-------------------------|--------------------|--------------------|
| 4.50- 4.99%        0.27| $25,000 - $50,000   0.43|121 - 180 MTH   2.44|121 - 180 MTH   2.44|
| 5.00- 5.49%        0.13| $50,000 - $100,00   8.23|181 - 240 MTH   0.43|181 - 240 MTH   0.43|
| 5.50- 5.99%        0.88| $100,000 - $150,0  22.79|241 - 300 MTH   0.13|241 - 300 MTH   0.13|
| 6.00- 6.49%        5.19| $150,000 - $200,0  19.85|301 - 360 MTH  96.99|301 - 360 MTH  96.99|
| 6.50- 6.99%       37.69| $200,000 - $250,0  23.16|                    |                    |
| 7.00- 7.49%       22.27| $250,001 - $275,0   7.01|                    |                    |
| 7.50- 7.99%        3.15| $275,001 - $350,0  17.07|                    |                    |
| 8.00- 8.49%       12.41| $350,001 - $450,0   1.46|                    |                    |
| 8.50- 8.99%       16.27|                         |                    |                    |
| 9.00- 9.49%        1.09|                         |                    |                    |
| 9.50- 9.99%        0.54|                         |                    |                    |
|10.00-10.99%        0.11|                         |                    |                    |
|                        |                         |                    |                    |
|                        |                         |                    |                    |
|------------------------|-------------------------|--------------------|--------------------|

 -----------------------------------------------------------------------------------------------
|                                                                                               |
|GEOGRAPHY         |CITY           |ZIP            |FICO          |OLTV              |LIEN      |
|------------------|---------------|---------------|--------------|------------------|----------|
|CALIFORNIA   32.10|SAN DIEG   2.16|92154      0.86|480-499   0.24| 0.01-50.00   0.54| 1  100.00|
|NEW YORK      8.33|CHICAGO    2.13|91910      0.72|500-519   5.63| 50.01-60.0   3.26|          |
|NEW JERSEY    4.97|LOS ANGE   1.79|11412      0.71|520-539   8.22| 60.01-70.0   3.24|          |
|FLORIDA       4.87|SACRAMEN   1.72|60639      0.71|540-559   6.87| 70.01-75.0   6.38|          |
|ILLINOIS      4.83|CHULA VI   1.12|93906      0.53|560-579   5.49| 75.01-80.0  48.35|          |
|TEXAS         3.67|MIAMI      1.00|96797      0.51|580-619  14.15| 80.01-85.0  11.22|          |
|WASHINGTON    3.18|LAS VEGA   0.98|91601      0.51|620-649  15.67| 85.01-90.0  11.78|          |
|MARYLAND      2.98|OXNARD     0.95|93033      0.51|650-699  27.58| 90.01-95.0   4.43|          |
|VIRGINIA      2.90|SAN JOSE   0.86|94565      0.47|700-749  15.81| 95.01-97.0   0.10|          |
|GEORGIA       2.66|SAINT AL   0.71|95828      0.47|750-799   0.36| 97.01-100.  10.69|          |
|MISSOURI      2.41|ANAHEIM    0.70|92057      0.45|              |                  |          |
|ARIZONA       2.27|NEW ROCH   0.69|93030      0.45|              |                  |          |
|NORTH CAROL   2.15|LONG BEA   0.66|95829      0.44|              |                  |          |
|*MORE*       22.68|*MORE*    84.52|*MORE*    92.65|              |                  |          |
|------------------|---------------|---------------|--------------|------------------|----------|

 ------------------------------------------------------------------------------------------------------------------------------
|                                                                                                                              |
|PROPERTY TYPE                 |OCCUPANCY                |PURPOSE                  |DOC                   |SERVICER            |
|------------------------------|-------------------------|-------------------------|----------------------|--------------------|
|SINGLE FAMILY            71.93|OWNER OCCUPIED      96.36|PURCHASE            48.93|FULL DOC         49.42|CHASE         100.00|
|PUD                      10.35|NON-OWNER            3.02|CASHOUT REFI        39.26|STATED DOC       46.30|                    |
|2-4 FAMILY               10.05|SECOND HOME          0.62|RATE/TERM REFI      11.82|LIMITED DOC       4.29|                    |
|CONDO                     7.57|                         |                         |                      |                    |
|MANUFACTURED HOUSING      0.09|                         |                         |                      |                    |
|                              |                         |                         |                      |                    |
|                              |                         |                         |                      |                    |
|                              |                         |                         |                      |                    |
|                              |                         |                         |                      |                    |
|                              |                         |                         |                      |                    |
|                              |                         |                         |                      |                    |
|                              |                         |                         |                      |                    |
|------------------------------|-------------------------|-------------------------|----------------------|--------------------|

 ----------------------------------------------------------------------------------------------------------------------------
|                                                                                                                            |
|AMORT                    |10/1 MTR       |MARGINS          |1ST RATE CAP |PER RATE CAP |MAXRATE             |PREPAY MONTHS  |
|-------------------------|---------------|-----------------|-------------|-------------|--------------------|---------------|
|2/28 ARMS           21.59|MISSING   13.97| MISSING    13.97|   .    13.97|   .    13.97| N/A           13.97|    0     20.50|
|3/27 ARMS           64.44| 13-24    21.59| 0.01-3.00   0.08|  1.50  86.03|  1.50  86.03|11.00-12.49%    0.27|    6      1.02|
|FIXED BALLOON        2.34| 25-36    64.44| 3.01-5.00   8.14|             |             |12.50-12.99%    0.58|   12      4.05|
|FIXED RATE          11.63|               | 5.01-6.00  44.31|             |             |13.00-13.49%    4.39|   24      9.94|
|                         |               | 6.01-6.50   7.52|             |             |13.50-13.99%   35.02|   30      0.34|
|                         |               | 6.51-7.00   9.10|             |             |14.00-14.49%   17.88|   36     64.15|
|                         |               | 7.01-7.50  12.08|             |             |14.50-14.99%    2.84|               |
|                         |               | 7.51-8.00   4.81|             |             |15.00-15.49%   10.29|               |
|                         |               |                 |             |             |15.50-15.99%   13.66|               |
|                         |               |                 |             |             |16.00-16.49%    0.80|               |
|                         |               |                 |             |             |16.50-16.99%    0.28|               |
|                         |               |                 |             |             |                    |               |
|                         |               |                 |             |             |                    |               |
|                         |               |                 |             |             |                    |               |
|-------------------------|---------------|-----------------|-------------|-------------|--------------------|---------------|

Disclaimer:
Copyright (C) 2001 by Goldman, Sachs & Co.
This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.
This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk. Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

                                                 GSAMP 2003-AC              16:14 MONDAY, OCTOBER 13, 2003    1
                                            PORTFOLIO SUMMARY REPORT
                                        PREPARED BY GOLDMAN, SACHS & CO.

--------------------------------------------------------------------------------------------------------------
PG   POOL CLASSIFICATION               LOANS      10/1 SCHED BALANCE      CURR WAC      ORIG WAM      10/1 WAM
--------------------------------------------------------------------------------------------------------------
0001 ALL                               1,914         $307,626,949.52          7.45           351           348
--------------------------------------------------------------------------------------------------------------
*** TOTALS ***                         1,914         $307,626,949.52
--------------------------------------------------------------------------------------------------------------






Disclaimer:
Copyright (C) 2001 by Goldman, Sachs & Co. This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent. This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk. Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

PROJECT:              GSAMP 2003-AC                                                            OCTOBER 13, 2003  16:14  PAGE 0001
GROUP                 ALL
 -------------------------------------------------------------------------------------------------------------
|                                                                                                             |
| LOANS|10/1 SCHED BALANCE| CURR WAC| ORIG WAM|10/1 WAM|1ST CAP|PER CAP|MAXRATE|10/1 MT|MARGIN|   OLTV|   FICO|
|------|------------------|---------|---------|--------|-------|-------|-------|-------|------|-------|-------|
| 1,914|   $307,626,949.52|     7.45|      351|     348|   1.50|   1.50|  14.50|     30|  6.17|   83.2|    629|
|------|------------------|---------|---------|--------|-------|-------|-------|-------|------|-------|-------|

 --------------------------------------------------------------------------------------------
|                                                                                            |
|CURRENT RATE            |10/1 SCHED BALANCE       |ORIG TERM           |10/1 REM TERM       |
|------------------------|-------------------------|--------------------|--------------------|
| 4.50- 4.99%        0.10| $0 - $25,000        0.01|109 - 120 MTH   0.06|109 - 120 MTH   0.06|
| 5.00- 5.49%        0.30| $25,000 - $50,000   0.84|121 - 180 MTH   4.09|121 - 180 MTH   4.09|
| 5.50- 5.99%        3.26| $50,000 - $100,00  12.44|181 - 240 MTH   0.79|181 - 240 MTH   0.79|
| 6.00- 6.49%        7.03| $100,000 - $150,0  20.93|241 - 300 MTH   0.47|241 - 300 MTH   0.47|
| 6.50- 6.99%       29.48| $150,000 - $200,0  17.88|301 - 360 MTH  94.60|301 - 360 MTH  94.60|
| 7.00- 7.49%       13.80| $200,000 - $250,0  16.63|                    |                    |
| 7.50- 7.99%       26.66| $250,001 - $275,0   5.69|                    |                    |
| 8.00- 8.49%        6.51| $275,001 - $350,0  14.67|                    |                    |
| 8.50- 8.99%        9.50| $350,001 - $450,0   6.51|                    |                    |
| 9.00- 9.49%        1.02| $450,001 - $550,0   3.99|                    |                    |
| 9.50- 9.99%        1.97| $550,001 - $650,0   0.39|                    |                    |
|10.00-10.99%        0.34|                         |                    |                    |
|11.00-12.49%        0.03|                         |                    |                    |
|                        |                         |                    |                    |
|------------------------|-------------------------|--------------------|--------------------|

 -----------------------------------------------------------------------------------------------
|                                                                                               |
|GEOGRAPHY         |CITY           |ZIP            |FICO          |OLTV              |LIEN      |
|------------------|---------------|---------------|--------------|------------------|----------|
|CALIFORNIA   33.11|LOS ANGE   2.04|93905      0.48|MISSING   0.04| 0.01-50.00   0.80| 1  100.00|
|FLORIDA       6.76|SAN DIEG   1.48|95116      0.47|480-499   0.20| 50.01-60.0   2.24|          |
|NEW YORK      6.71|CHICAGO    1.32|94565      0.46|500-519   4.76| 60.01-70.0   4.65|          |
|NEW JERSEY    5.05|MIAMI      1.30|91910      0.43|520-539   7.87| 70.01-75.0   5.99|          |
|TEXAS         4.33|SAN JOSE   1.15|60639      0.42|540-559   7.80| 75.01-80.0  41.91|          |
|ILLINOIS      3.73|SACRAMEN   1.11|94509      0.36|560-579   6.09| 80.01-85.0  13.00|          |
|MARYLAND      2.69|SALINAS    0.86|95758      0.35|580-619  16.13| 85.01-90.0  14.07|          |
|VIRGINIA      2.65|CHULA VI   0.72|92057      0.31|620-649  15.83| 90.01-95.0   5.45|          |
|INDIANA       2.52|OXNARD     0.66|08527      0.30|650-699  25.80| 95.01-97.0   0.05|          |
|OHIO          2.38|RIVERSID   0.65|92154      0.30|700-749  12.15| 97.01-100.  11.84|          |
|WASHINGTON    2.37|LAS VEGA   0.64|92506      0.30|750-799   3.25|                  |          |
|GEORGIA       2.00|CINCINNA   0.59|98034      0.29|800+      0.10|                  |          |
|MISSOURI      1.88|NEW ROCH   0.58|92832      0.28|              |                  |          |
|*MORE*       23.83|*MORE*    86.89|*MORE*    95.24|              |                  |          |
|------------------|---------------|---------------|--------------|------------------|----------|

 ------------------------------------------------------------------------------------------------------------------------------
|                                                                                                                              |
|PROPERTY TYPE                 |OCCUPANCY                |PURPOSE                  |DOC                   |SERVICER            |
|------------------------------|-------------------------|-------------------------|----------------------|--------------------|
|SINGLE FAMILY            74.55|OWNER OCCUPIED      96.09|CASHOUT REFI        45.86|FULL DOC         54.03|CHASE         100.00|
|PUD                      11.13|NON-OWNER            3.43|PURCHASE            42.69|STATED DOC       40.85|                    |
|2-4 FAMILY                8.78|SECOND HOME          0.49|RATE/TERM REFI      11.45|LIMITED DOC       5.12|                    |
|CONDO                     5.46|                         |                         |                      |                    |
|MANUFACTURED HOUSING      0.08|                         |                         |                      |                    |
|                              |                         |                         |                      |                    |
|                              |                         |                         |                      |                    |
|                              |                         |                         |                      |                    |
|                              |                         |                         |                      |                    |
|                              |                         |                         |                      |                    |
|                              |                         |                         |                      |                    |
|                              |                         |                         |                      |                    |
|------------------------------|-------------------------|-------------------------|----------------------|--------------------|

 ----------------------------------------------------------------------------------------------------------------------------
|                                                                                                                            |
|AMORT                    |10/1 MTR       |MARGINS          |1ST RATE CAP |PER RATE CAP |MAXRATE             |PREPAY MONTHS  |
|-------------------------|---------------|-----------------|-------------|-------------|--------------------|---------------|
|2/28 ARMS           18.19|MISSING   26.49| MISSING    26.49|   .    26.49|   .    26.49| N/A           26.49|    0     17.73|
|3/27 ARMS           55.32| 13-24    18.19| 0.01-3.00   0.03|  1.00   0.05|  1.00   0.05|11.00-12.49%    0.15|    6      0.68|
|FIXED BALLOON        2.97| 25-36    55.32| 3.01-5.00   7.08|  1.50  73.46|  1.50  73.46|12.50-12.99%    1.40|   12      2.77|
|FIXED RATE          23.52|               | 5.01-6.00  30.87|             |             |13.00-13.49%    4.22|   18      0.13|
|                         |               | 6.01-6.50  15.82|             |             |13.50-13.99%   22.85|   24      7.42|
|                         |               | 6.51-7.00   9.04|             |             |14.00-14.49%   10.07|   30      0.30|
|                         |               | 7.01-7.50   5.97|             |             |14.50-14.99%   20.13|   36     54.95|
|                         |               | 7.51-8.00   2.69|             |             |15.00-15.49%    4.78|   42      0.03|
|                         |               | 8.01-8.50   1.54|             |             |15.50-15.99%    7.22|   48      0.55|
|                         |               | 8.51-9.00   0.37|             |             |16.00-16.49%    0.84|   60     15.45|
|                         |               | 9.01-9.50   0.04|             |             |16.50-16.99%    1.61|               |
|                         |               | 9.51-10.0   0.05|             |             |17.00-17.49%    0.11|               |
|                         |               |                 |             |             |17.50-17.99%    0.13|               |
|                         |               |                 |             |             |                    |               |
|-------------------------|---------------|-----------------|-------------|-------------|--------------------|---------------|

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EXHIBIT 99.2